(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2001


Merrill Lynch
Senior Floating Rate
Fund, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER

Investment Approach
The Fund consists principally of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments is caused by two factors. First, bank loans are generally senior secured obligations and, thus, they offer investors principal protection that the unsecured bonds do not. Second, bank loans are generally floating rate instruments and, therefore, their principal value does not move inversely to interest rate movements, as is the case with fixed income bonds.


Market Review
The year ended August 31, 2001 can be segmented into two distinct investment periods in the high-yield and leveraged loan markets. During the second half of 2000, these markets operated in a very negative credit environment, culminating in total withdrawals from high-yield mutual funds in excess of $10 billion for full year 2000. At the beginning of 2001, the markets began to rally in response to the Federal Reserve Board's first interest rate cut of 2001. Flows into the high-yield market reversed course and, despite a few setbacks during the first eight months of 2001, ended up at a net inflow of $8.5 billion. Since many participants in the high-yield market also invest in the bank loan market, the increased demand for leveraged finance product caused by this additional market liquidity resulted in an uptick in market prices of par names in the bank loan market.

Also helping fuel the demand for quality bank loan names was the continued growth of the collateralized debt obligation market, which is outpacing that of mutual funds. In response to increased investor demand for quality product, $60 billion in new bank loans was brought to market by July 31, 2001. However, more than half of these transactions represented refinancing of existing deals and, therefore, did not solve portfolio managers' problem of high cash balances. It should be noted, though, that while par and near par names enjoyed a revival during 2001, stressed and distressed names saw their bid-ask spreads widen.

One of the most noteworthy developments in both the leveraged loan and high-yield markets during the past 12 months has been the sharp improvement in the terms of new transactions. For example, we are seeing tighter financial covenants (such as, leverage ratios and interest coverage ratios) as well as stronger security and seniority rights backed up by more credible collateral packages. These terms have been coupled with higher spreads, making the new-issue market very attractive. This tightening of credit terms is a reaction to the high default rates currently being reported. The Moody's Investors Service bond default rate rose to 9.9% at July 31, 2001. The good news is that the rate of increase in defaults has been slowing and, we believe that it will level off and eventually decrease as we make our way through 2002. The default rate is, of course, a lagging indicator and the higher rate the market is experiencing presently reflects the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. Empirically, we've gauged that it takes roughly
3.5 years for a bond issue to default. This would suggest the market is nearing its peak in default rates as this 1998 "vintage" works its way through the financial markets. On the economic front, the Federal Reserve Board has demonstrated its commitment to providing growth impetus to the market without spurring inflation by cutting the discount rate several times throughout the period.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


Investment Review
The Fund's effective net yield for the 12-month period ended
August 31, 2001 was 8.62%, compared to a yield of 8.33% for the same period a year earlier. For the same period, the Fund's total investment return was +1.52%, based on a change in per share net asset value from $9.45 to $8.82, and assuming reinvestment of $0.766 per share income dividends. Since inception (November 3, 1989) through August 31, 2001, the Fund's total investment return was +104.26%, based on a change in per share net asset value from $10.00 to $8.82, and assuming reinvestment of $8.288 per share income dividends.

As was the case for many institutional investors, the Fund's performance during the past 12 months was heavily impacted by difficulties in the telecommunications sector. In all, realized and market value losses in the wired telecommunications and wireless telecommunications sectors accounted for nearly 35% of the net decrease in the market value of the Fund. Within these sectors, WinStar Communications and Teligent Inc., both competitive local exchange carriers (CLECs), had the greatest adverse effect. WinStar Communications filed for bankruptcy in April 2001, citing liquidity concerns. The company plans to emerge from bankruptcy in a six-month--12-month period, having likely equitized all of its non-secured debt and preferred stock. Our bank debt remains the only secured capital at the company, while various capital leases exist at isolated operating subsidiaries. We have held our bank debt position based on the expectation that the reorganized asset value exceeds current trading levels. Similarly, our analysis of the Teligent situation has led us to maintain our position in the name in the aftermath of its precipitous decline in market price. Teligent, unlike most CLECs, provides local access through a wireless system--the licenses for which we believe provide significant asset value. Less worrisome but still notable in effect were the market value losses sustained in Nextel Communications, Inc., a bellwether in the wireless telecommunications market. The Fund's nearly $90 million of Nextel paper repriced from near-par levels to the low 90s in reaction to results which fell short of projections. We believe the company is not a long-term credit problem and expect it to regain lost ground when the shakeout in telecommunications concludes.

The metals and mining sector accounted for the second-largest negative impact on the Fund's performance. This impact (-22%) was largely attributable to the price decline of one of the Fund's largest holdings, Ormet Corporation, an aluminum manufacturer, from
99.75 to 75. The May 2001 repricing was triggeredby the agent bank's decision to downgrade all heavy users of energy. We do not agree that Ormet should be thrown into this exceedingly broad category because its energy needs are well hedged. In fact, this Midwestern company may stand to benefit from the forced shutdown of manufacturers located in the energy-starved Pacific Northwest.

Lastly, our $25 million loan to Bridge Information Systems, Inc. fell from the low 80s at the end of August 2000 to as low as single digits in December before rallying sharply to the high 50s. Bridge, a premier provider of equity information and analytics, filed for Chapter 11 as it faced acquisition-related solvency concerns. After protracted negotiations, the lenders' agreement to sell the company to Reuters was cleared by the US Department of Justice on August 30, 2001 precipitating the recovery of asset value.


Investment Activities
During what proved to be a turbulent year in the bank loan market, we maintained and, in fact, improved the Fund's investment profile through our credit selection and trading activities. As compared to the Credit Suisse First Boston Leveraged Loan Index at August 31, 2001, the Fund was underweight Ba-rated and above issuers (45.9% compared to 53.3% for the Index), overweight in single B-rated issuers (28.6% compared to 23.9%), underweight in Caa or below-rated issuers (1.9% compared to 3.3%) and overweight in not rated issues (23.6% compared to 19.6%). These figures represent an improvement over the credit rating profile of the Fund one year ago, which were: Ba, 43.0%; B, 27.6%; Caa, 0.4%; and not rated, 27.9%.
(Rating percentages are according to Moody's.)

From a sector perspective, we continued to put the most emphasis on those industries with strong asset values and stable cash flow characteristics. During the fiscal year, cable television services took over the top sector concentration spot, moving from 9.4% to 11.6% of total assets; hotels and motels moved up from fourth to third; and tower construction and leasing entered the Fund's top ten holdings in ninth place with 3.1% of total assets. Wireless telecommunications, while still a favored holding, was de-emphasized in recognition of the widespread price pressure that the larger telecommunications market is enduring, falling from first at 9.8% to second at 8.8%. At August 31, 2001, the Fund held 140 issuers in 44 sectors, down from 172 issuers in 47 sectors, respectively, at the beginning of the fiscal year. (See the "Portfolio Profile" section on page 21 of this report to shareholders, which provides listings of the Fund's ten largest holdings, five largest industries and quality ratings as of August 31, 2001.)


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


In Conclusion
During the second half of the fiscal year, we created liquidity in the Fund in order to most actively participate in a new-issue market that yielded the type of assets that we see as strong value holders for the long-term. Going forward, we believe that the Fund has the diversity and credit profile to weather the near-term economic uncertainty that the markets have faced since the tragic events of September 11. In fact, it is our belief that the senior, secured position of leveraged loans serves the asset class most during troubled economic times.

We thank you for your investment in the Merrill Lynch Senior
Floating Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager




September 28, 2001



The transfer agency fee schedule has been amended for Merrill Lynch Senior Floating Rate Fund, Inc. The revised fee payable to Financial Data Services, Inc., the transfer agent for the Fund, is $19 per shareholder account.



A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.



Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

As discussed in Note 6 in the Notes to Financial Statements on page 19, the Fund did not use this leverage capability during the fiscal year ended August 31, 2001.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Air                                              Evergreen International Aviation, Inc.:
Transportation    B+        Ba2     $  466,382      Term B, due 5/31/2002                                    $      361,446
Services--0.2%    B+        Ba2      3,506,579      Term B-Air, due 5/07/2003                                     2,717,599
                  B+        Ba2        540,298      Term B-1, due 5/07/2003                                         418,731
                                                                                                             --------------
                                                                                                                  3,497,776

Aircraft &        BB-       Ba3      2,873,824   Fairchild Semiconductors Corp., Term, due 4/30/2006              2,773,240
Parts--0.2%

Amusement &       NR++      NR++     4,771,085   Kerasotes, Term B, due 3/31/2004                                 4,460,964
Recreational                                     Metro-Goldwyn-Mayer Co.:
Services--0.7%    NR++      NR++     4,000,000      Term A, due 3/31/2005                                         3,940,000
                  NR++      NR++     4,500,000      Term B, due 3/31/2006                                         4,491,000
                                                                                                             --------------
                                                                                                                 12,891,964

Apparel--1.1%                                    Arena Brands, Inc.:
                  NR++      NR++     2,542,222      Revolving Credit, due 6/01/2002                               2,389,688
                  NR++      NR++     1,937,572      Term A, due 6/01/2002                                         1,821,318
                  NR++      NR++     6,763,520      Term B, due 6/01/2002                                         6,357,708
                  NR++      NR++     4,862,500   Norcross Safety Products, Term B, due 9/30/2005                  4,643,687
                                                 Walls Industries:
                  NR++      NR++     1,148,936      Term B, due 2/28/2005                                         1,099,072
                  NR++      NR++     1,627,659      Term C, due 2/28/2006                                         1,561,739
                  NR++      NR++     7,360,000   Warnaco Inc., due 8/12/2002                                      2,502,400
                                                                                                             --------------
                                                                                                                 20,375,612

Automotive        B+        B1      19,152,214   Citation Corporation, Term B, due 12/01/2007                    15,800,577
Equipment--       BB-       Ba3     15,640,000   Collins & Aikman Corp., Term B, due 6/30/2005                   15,483,600
2.4%                                             Tenneco Automotive Inc.:
                  B+        B2       6,764,286      Term B, due 11/02/2007                                        5,785,582
                  B+        B2       6,764,286      Term C, due 5/02/2008                                         5,785,582
                                                                                                             --------------
                                                                                                                 42,855,341

Broadcasting--    CC        B2      19,500,000   Benedek Broadcasting Corporation, Term B,
Radio &                                          due 11/20/2007                                                  17,647,500
Television--      B+        Ba3      8,000,000   Citadel Communications, Term B, due 8/31/2009                    8,051,248
3.8%              NR++      NR++     7,350,000   Corus Entertainment Inc., Tranche II, due 8/31/2007              7,368,375
                                                 Cumulus Media Inc.:
                  B         B1       7,200,000      Term B, due 9/30/2007                                         7,182,000
                  B         B1       4,800,000      Term C, due 2/28/2008                                         4,788,000
                  B+        Ba3      6,965,000   Gray Communications Systems, Term B, due 12/31/2005              6,975,886
                  BB-       Ba2      5,000,000   Sinclair Broadcasting Group, Term B, due 9/30/2009               5,043,750
                  NR++      NR++     3,728,799   VHR Broadcasting, Term B, due 9/30/2007                          3,437,580
                  BB        Ba2      6,537,064   Young Broadcasting Inc., Term B, due 12/31/2006                  6,581,634
                                                                                                             --------------
                                                                                                                 67,075,973

Building          NR++      NR++    16,494,667   Dal-Tile International Inc., Term B, due 12/31/2003             16,428,033
Materials--       B+        B1       2,757,992   Panolam Industries, Term B, due 11/24/2006                       2,689,042
1.2%              NR++      NR++     3,300,485   Trussway Industries Inc., Term B, due 12/31/2006                 2,887,924
                                                                                                             --------------
                                                                                                                 22,004,999

Business          BB-       Ba3      3,377,500   Transactions Network Services, Term B, due 3/31/2008             3,379,611
Services--0.2%

Cable             BB+       Ba3     10,900,000   CC VIII Operations Co. LLC, Term B, due 2/02/2008               10,895,237
Television        BB        Ba3     45,000,000   Century Cable LLC, Term, due 6/30/2009                          44,639,055
Services--                                       Charter Communications Holdings:
11.6%             BB+       Ba3      9,000,000      Term, due 9/18/2008                                           8,928,126
                  BB+       BB+     65,443,750      Term B, due 3/18/2008                                        64,881,327


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (continued)                                                                          (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Cable             NR++      Ba3    $23,582,812   Chelsea Communications, Term, due 9/30/2004                 $   23,553,334
Television        BB+       Ba3      9,750,000   Falcon Holdings, Term C, due 12/31/2007                          9,637,875
Services                                         Frontiervision Operating Partners L.P.:
(concluded)       BB        Ba3      4,153,110      Term A, due 9/30/2005                                         4,068,386
                  BB        Ba3     15,767,600      Term B, due 3/31/2006                                        15,718,326
                  BB+       Ba3      2,000,000   Insight Midwest, Term B, due 12/31/2009                          2,012,750
                  B+        B1      11,442,500   Pegasus Media & Communications, Term, due 4/30/2005             11,328,075
                  NR++      NR++    10,000,000   UCC/HHC Inc., Term B, due 12/31/2004                             9,916,670
                                                                                                             --------------
                                                                                                                205,579,161

Chemicals--5.7%   NR++      NR++     3,751,561   CII Carbon LLC, Term, due 6/25/2008                              3,545,225
                  NR++      NR++    10,943,864   Cedar Chemical Corp., Term B, due 10/31/2003                     4,377,546
                                                 Huntsman Corp.:
                  BB-       Ba3      7,889,822      Term A, due 12/31/2002                                        6,518,966
                  BB-       Ba3     11,063,925      Term C, due 12/22/2005                                        9,227,314
                                                 Huntsman ICI Chemicals LLC:
                  BB-       Ba3     16,503,880      Term B, due 6/30/2007                                        16,367,724
                  BB-       Ba3     16,503,880      Term C, due 6/30/2008                                        16,355,346
                                                 Lyondell Petrochemical Co.:
                  NR++      Ba3      6,200,793      Term B, due 6/30/2005                                         6,229,236
                  NR        Ba3     24,437,464      Term E, due 6/30/2006                                        24,832,398
                  NR++      NR++     4,870,107   Pinnacle Polymers, Term B, due 12/31/2005                        4,862,801
                  D         Caa1     7,740,000   Pioneer Americans Acquisition Corp., Term,
                                                 due 12/05/2006                                                   3,792,600
                  NR++      B1       5,310,895   Texas Petrochemicals Corp., Term B, due 6/30/2004                5,297,618
                                                                                                             --------------
                                                                                                                101,406,774

Computer-                                        Bridge Information Systems:
Related           NR++      NR++     1,846,334      Delayed Draw, due 5/29/2003+++                                1,061,642
Products--        NR++      NR++    23,741,054      Term B, due 5/29/2005+++                                     13,651,106
1.0%              NR++      NR++     3,644,531   Stratus Computer, Inc., Term B, due 2/26/2005                    3,571,641
                                                                                                             --------------
                                                                                                                 18,284,389

Consumer          NR++      Ba3     11,184,993   Burhmann NV, Term B, due 10/26/2007                             10,870,415
Products--1.5%    B+        B1       4,095,477   Holmes Products Corp., Term B, due 2/05/2007                     2,784,925
                  B         B3       6,677,980   Revlon Consumer Products Corp., Term, due 5/30/2002              6,438,689
                                                 Simmons Co.:
                  B+        Ba3      2,071,892      Term B, due 10/28/2005                                        2,076,554
                  B+        Ba3      4,709,067      Term C, due 10/29/2006                                        4,727,314
                                                                                                             --------------
                                                                                                                 26,897,897

Electronics/      B+        NR++     7,333,566   Acterna Corporation, Term B, due 9/30/2007                       6,612,434
Electrical        BB        Ba2      3,194,643   Amkor Technology Inc., Term B, due 9/30/2005                     3,176,893
Components--      B+        B1       5,973,911   Chippac International Co., Ltd., Term B,
4.6%                                             due 7/31/2006                                                    5,555,737
                  NR++      B1       5,016,858   DD Inc., Term B, due 4/22/2005                                   4,891,437
                  B+        B1       4,950,000   Knowles Electronics Inc., Term B, due 6/29/2007                  4,578,750
                                                 Semiconductor Components:
                  B+        B1      14,444,444      Term B, due 8/04/2006                                        12,918,750
                  B+        B1      15,555,556      Term C, due 8/04/2007                                        13,912,500
                  B+        B1       6,000,000      Term D, due 8/04/2007                                         5,366,250
                                                 Superior Telecom:
                  B+        B2      13,225,759      Term A, due 5/27/2004                                        10,624,689
                  B+        B2       7,641,107      Term B, due 11/27/2005                                        6,131,989
                  CCC+      Ba3      6,446,265   Telex Communications, Inc., Term B, due 11/30/2004               5,479,325
                  NR++      B1       2,139,611   Trend Technologies, Inc., Term, due 2/28/2007                    1,989,838
                                                                                                             --------------
                                                                                                                 81,238,592


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (continued)                                                                         (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Energy--0.1%      NR++      NR++   $ 2,244,375   WH Energy, Term B, due 4/16/2007                            $    2,249,986

Environmental                                    IT Group Inc.:
Services--1.1%    BB        B1       8,624,000      Term, due 6/08/2007                                           8,530,576
                  BB        B1       3,684,068      Term B, due 6/11/2006                                         3,633,412
                                                 URS Corp.:
                  BB        Ba3      3,927,387      Term B, due 6/09/2006                                         3,947,024
                  BB        Ba3      3,927,387      Term C, due 6/09/2007                                         3,947,024
                                                                                                             --------------
                                                                                                                 20,058,036
Financial         NR++      B2       4,825,378   Outsourcing Solutions, Inc., Term B, due 6/01/2006               4,572,046
Services--0.3%

Funeral           NR++      Caa1    13,493,131   Prime Succession Inc., Axel, due 8/01/2003                      10,119,848
Homes &
Parlors--0.6%

Gaming--0.9%                                     Ameristar:
                  B+        Ba3      1,586,701      Term B, due 12/20/2006                                        1,594,635
                  B+        Ba3      1,360,030      Term C, due 12/20/2007                                        1,366,830
                                                 Isle of Capri Casinos, Inc.:
                  BB-       Ba2      5,503,401      Term B, due 3/01/2006                                         5,498,244
                  BB-       Ba2      4,815,476      Term C, due 3/01/2007                                         4,810,963
                  B+        B1       2,487,469   Scientific Games, Term B, due 9/30/2007                          2,484,359
                                                                                                             --------------
                                                                                                                 15,755,031

Grocery--0.8%     D         NR++     4,218,141   Big V Supermarkets Inc., Term B, due 8/10/2003+++                3,374,513
                                                 The Pantry Inc.:
                  BB-       B1       4,892,025      Term B, due 1/31/2006                                         4,874,697
                  BB-       B1       1,697,434      Term B-2, due 1/31/2006                                       1,691,422
                  BB-       B1       5,171,250      Term C, due 7/31/2006                                         5,155,090
                                                                                                             --------------
                                                                                                                 15,095,722

Health                                           Community Health Systems, Inc.:
Services--        NR++      NR++     8,410,380      Term B, due 12/31/2003                                        8,455,064
2.8%              NR++      NR++     8,410,380      Term C, due 12/31/2004                                        8,462,289
                                                 Dade Behring Inc.:
                  D         NR++     4,842,145      Term B, due 6/30/2006                                         3,989,928
                  D         NR++     4,842,145      Term C, due 6/30/2007                                         3,989,928
                  BB-       Ba2      2,587,000   Davita Inc., Term B, due 3/31/2006                               2,611,253
                  B+        NR++    14,442,750   Iasis Healthcare Corp., Term B, due 9/30/2006                   14,425,982
                                                 Medical Specialties:
                  NR++      NR++    12,845,455      Axel, due 6/30/2004                                           5,587,773
                  NR++      NR++     4,418,182      Term, due 6/30/2001                                           1,921,909
                                                                                                             --------------
                                                                                                                 49,444,126

Hotels &          B         NR++     4,391,456   Lodgian Financing Corp., Term B, due 7/15/2006                   4,237,755
Motels--                                         Wyndam International, Inc.:
6.0%              NR++      NR++    36,092,308      Term, due 6/30/2004                                          35,570,990
                  NR++      NR++    69,000,000      Term, due 6/30/2006                                          67,327,716
                                                                                                             --------------
                                                                                                                107,136,461

Industrial        B+        B2       6,402,674   Muzak Audio, Term B, due 12/31/2006                              6,162,574
Services--0.3%


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (continued)                                                                          (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Insurance--1.1%                                  BRW Acquisition:
                  NR++      NR++   $ 2,400,000      Term B, due 7/10/2006                                    $    2,310,000
                  NR++      NR++     2,400,000      Term C, due 7/09/2007                                         2,310,000
                                                 Willis Corroon Group PLC:
                  BB        Ba2      6,781,250      Term B, due 11/19/2006                                        6,778,070
                  BB        Ba2      3,952,500      Term C, due 11/19/2007                                        3,955,792
                  BB        Ba2      3,952,500      Term D, due 5/19/2008                                         3,955,792
                                                                                                             --------------
                                                                                                                 19,309,654

Leasing &         B+        B2      11,760,000   Anthony Crane Rental LP, Term, due 7/20/2006                    10,054,800
Rental            BB-       B3       6,860,700   Nations Rent Inc., Term B, due 7/20/2006                         5,042,614
Services--1.7%    B+        B2       6,832,439   Panavision Inc., Term B, due 3/31/2005                           5,500,114
                  CCC+      NR++    11,734,143   Rent Way Inc., Term B, due 9/30/2006                            10,267,375
                                                                                                             --------------
                                                                                                                 30,864,903

Manufacturing--   B         B3       9,095,757   Blount International Inc., Term B, due 6/30/2006                 8,004,267
2.6%              NR++      NR++     7,171,429   Channel Master, Term, due 10/10/2005                             7,193,660
                                                 Environmental Systems Product, Inc.:
                  NR++      NR++     3,467,266      Term 1, due 12/31/2004                                        2,877,831
                  NR++      NR++     1,961,813      Term 2, due 12/31/2004                                        1,078,997
                  NR++      NR++     4,925,000   Metokote Corp., Term B, due 11/02/2005                           4,260,125
                                                 Mueller Industries Inc.:
                  B+        B1       6,125,000      Term B, due 8/16/2006                                         6,137,758
                  B+        B1       6,125,000      Term C, due 8/16/2007                                         6,137,758
                  BB+       Ba2      3,989,995   SPX Corporation, Term C, due 12/31/2007                          4,003,461
                                                 Terex Corp.:
                  BB-       Ba3      2,915,947      Term B, due 3/06/2005                                         2,921,398
                  BB-       Ba3      2,968,836      Term C, due 3/06/2006                                         2,979,211
                                                                                                             --------------
                                                                                                                 45,594,466

Medical                                          Alaris Medical Systems, Inc.:
Equipment--       B         B2       1,302,340      Term A, due 8/01/2002                                         1,276,294
0.8%              B         B2       3,693,070      Term B, due 11/01/2003                                        3,619,209
                  B         B2       3,699,310      Term C, due 11/01/2004                                        3,625,324
                  B         B2       1,770,482      Term D, due 5/01/2005                                         1,735,073
                  NR++      NR++     5,723,889   Mediq Inc., Term, due 6/13/2005                                  4,750,828
                                                                                                             --------------
                                                                                                                 15,006,728

Metals &          NR++      NR++    10,010,320   Acme Metals, Inc., Term, due 12/01/2005                          3,053,148
Mining--3.8%                                     Ispat Inland LP:
                  B3        B2      18,915,000      Term B, due 7/15/2005                                        15,384,194
                  BB-       B2      18,915,000      Term C, due 7/15/2006                                        15,384,194
                  D         Caa3    12,032,716   LTV Corporation, Term, due 11/10/2004                           10,378,217
                  BB-       B1      31,000,000   Ormet Corportation, Term, due 8/15/2008                         23,250,000
                                                                                                             --------------
                                                                                                                 67,449,753

Other                                            Pacific Coin:
Telecommuni-      NR++      NR++     4,018,158      Term A, due 12/28/2007                                        2,209,987
cations--0.2%     B         B2       2,760,449      Term B, due 12/28/2007                                        1,518,247
                                                                                                             --------------
                                                                                                                  3,728,234

Packaging--1.7%   NR++      NR++    16,076,475   Dr. Pepper, Term B, due 10/07/2007                              16,092,551
                  B+        B1      14,625,000   Graham Packaging Co., Term D, due 1/31/2007                     13,859,469
                                                                                                             --------------
                                                                                                                 29,952,020

Paging--0.1%      CC        NR++     9,498,431   Arch Paging, Term B, due 6/30/2006                               2,004,169


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (continued)                                                                          (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Paper--3.6%       NR++      NR++   $ 6,331,216   Cellular Tissue, Term C, due 3/24/2005+++                   $    5,444,846
                  NR++      NR++     7,323,804   Crown Paper Co., Term B, due 8/22/2003+++                        1,391,523
                                                 Stone Container Corp.:
                  B+        Ba3     17,783,817      Term C, due 10/01/2003                                       17,864,965
                  B+        Ba3      7,855,814      Term E, due 10/01/2003                                        7,889,288
                  B+        Ba3     11,113,159      Term F, due 3/31/2006                                        11,147,888
                  B+        Ba3     10,647,114      Term H, due 3/31/2006                                        10,664,415
                                                 Stronghaven:
                  NR++      NR++     8,953,180      Term B, due 5/15/2004                                         7,610,203
                  NR++      NR++     1,635,194      Term C, due 5/15/2004                                         1,389,914
                                                                                                             --------------
                                                                                                                 63,403,042

Petroleum         NR++      Ba3      6,000,000   Clark Refining & Marketing, Inc., Term, due 11/15/2004           4,567,500
Refineries--      NR++      Ba3      3,444,790   Premcor Inc., Term, due 11/15/2004                               2,622,346
0.4%                                                                                                         --------------
                                                                                                                  7,189,846

Printing &                                       Can West Media:
Publishing--      BB-       Ba3      3,062,004      Term B, due 5/15/2008                                         3,083,438
3.0%              BB-       Ba3      1,912,996      Term C, due 5/15/2009                                         1,926,387
                  NR++      NR++    12,412,596   Enterprise News Media, Term B, due 6/30/2005                    11,791,966
                  B         B1       4,950,000   Liberty Group Operating, Term B, due 3/31/2007                   4,912,875
                  NR++      NR++     3,687,320   Reiman Publications, Term B, due 12/01/2005                      3,702,302
                                                 Trader.com:
                  NR++      NR++     4,181,596      Term B, due 12/31/2006                                        4,035,240
                  NR++      NR++     2,818,404      Term C, due 12/31/2007                                        2,719,760
                  BB-       B1      19,724,211   Vertis, Inc., Term B, due 12/06/2008                            18,392,827
                  CCC       Ba3      3,438,627   Ziff-Davis Inc., Term B, due 3/31/2007                           2,985,873
                                                                                                             --------------
                                                                                                                 53,550,668

Property                                         Corrections Corporation of America:
Management--      B         B3       1,056,351      Term B, due 12/31/2002                                        1,019,379
2.0%              B         B3      18,961,087      Term C, due 12/31/2002                                       18,297,449
                  NR++      Ba3     16,687,784   NRT Inc., Term, due 7/31/2004                                   16,381,846
                                                                                                             --------------
                                                                                                                 35,698,674

Restaurants &                                    Domino & Bluefence:
Food              B+        B1       6,293,152      Term B, due 12/21/2006                                        6,351,168
Service--0.7%     B+        B1       6,309,675      Term C, due 12/21/2007                                        6,367,845
                                                                                                             --------------
                                                                                                                 12,719,013

Retail &          NR++      Ba3      4,371,465   Advanced Store Company, Term B, due 4/14/2006                    4,316,822
Retail                                           SDM Corporation:
Specialty--0.8%   BB        Ba3      4,849,780      Term C, due 2/04/2008                                         4,881,609
                  BB        Ba3      4,849,780      Term E, due 2/04/2009                                         4,881,609
                                                                                                             --------------
                                                                                                                 14,080,040

Textile Mill                                     Joan Fabrics Corp.:
Products--0.2%    NR++      NR++     2,132,188      Term B, due 6/30/2005                                         2,032,685
                  NR++      NR++     1,102,801      Term C, due 6/30/2006                                         1,051,336
                                                                                                             --------------
                                                                                                                  3,084,021


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (continued)                                                                          (in US dollars)
                  S&P      Moody's      Face                       Senior Secured
Industries       Rating    Rating      Amount              Floating Rate Loan Interests*                           Value
Tower             BB        B1     $25,000,000   American Towers, Inc., Term B, due 12/31/2007               $   24,718,750
Construction &    BB-       Ba3     16,900,000   Crown Castle International Corporation, Term B,
Leasing--3.4%                                    due 3/31/2008                                                   16,869,360
                  B+        B1      20,000,000   Spectracite Communications, Term B, due 12/31/2007              18,455,000
                                                                                                             --------------
                                                                                                                 60,043,110

Transportation    BB+       Ba1      4,975,000   Kansas City Southern Railroad, Term B, due 12/29/2006            5,019,307
--Services--      NR++      Ba3      1,797,345   Motor Coach, Term B, due 6/15/2006                               1,496,290
0.8%              B+        B1       7,880,000   North American Van Lines Inc., Term B, due 11/18/2007            7,170,800
                                                                                                             --------------
                                                                                                                 13,686,397

Utilities--1.3%                                  Mission Energy Holdings:
                  BB-       Ba2      3,896,104      Term A, due 6/30/2006                                         3,871,753
                  BB-       Ba2     11,103,896      Term B, due 6/30/2006                                        11,034,497
                  BB+       Ba1      8,415,000   Western Resources Inc., Term B, due 3/17/2003                    8,390,453
                                                                                                             --------------
                                                                                                                 23,296,703

Waste                                            Allied Waste North America Inc.:
Management--      BB        Ba3      8,296,320      Term A, due 6/30/2005                                         8,137,063
3.4%              BB        Ba3     23,639,445      Term B, due 6/30/2006                                        23,588,668
                  BB        Ba3     28,367,334      Term C, due 6/30/2007                                        28,304,160
                                                                                                             --------------
                                                                                                                 60,029,891

Wired             BB+       Ba1      4,500,000   Broadwing Bell Inc., Term, due 12/30/2006                        4,384,688
Telecommuni-      NR++      NR++     6,751,147   E. Spire Communication, Term C, due 8/11/2006                    5,232,139
cations--1.9%     BBB-      Ba1     10,000,000   GlobalCross, Term B, due 6/30/2006                               9,038,640
                  D         Caa3    23,333,333   Teligent Inc., Term, due 7/01/2002+++                            2,846,667
                  BB-       Ba3      9,925,000   Valor Telecommunications, Term B, due 6/30/2008                  9,788,531
                  D         Caa3    16,500,000   WCI Capital Corp., Term B, due 3/30/2007+++                      2,981,781
                                                                                                             --------------
                                                                                                                 34,272,446

Wireless                                         American Cellular Corp.:
Telecommuni-      BB-       Ba3      7,575,049      Term B, due 3/31/2008                                         7,494,171
cations--8.8%     BB-       Ba3      8,657,200      Term C, due 3/31/2009                                         8,564,767
                                                 Centennial Cellular Operating Co.:
                  B+        B1       2,256,944      Term A (PR), due 11/30/2006                                   2,163,241
                  B+        B1       2,743,056      Term A (US), due 11/30/2006                                   2,629,169
                                                 Dobson/Sygnet Operating Co.:
                  NR++      B3       2,272,257      Term A, due 9/23/2006                                         2,239,593
                  NR++      NR++    11,202,000      Term B, due 3/23/2007                                        10,990,562
                  NR++      NR++    10,040,512      Term C, due 12/23/2007                                        9,757,078
                                                 Nextel Communications, Inc.:
                  BB-       Ba2     28,500,000      Term B, due 6/30/2008                                        26,422,293
                  BB-       Ba2     28,500,000      Term C, due 12/31/2008                                       26,422,293
                  BB-       Ba2     31,372,250      Term D, due 3/31/2009                                        28,561,830
                                                 Rural Cellular Corp.:
                  B+        B1       3,000,000      Term B, due 10/03/2008                                        2,944,689
                  B+        B1       3,000,000      Term C, due 4/03/2009                                         2,945,001
                  NR++      B2      15,000,000   TeleCorp PCS, Term B, due 1/15/2008                             14,643,750
                  NR++      B2      10,000,000   Tritel Holdings PCS, Inc., Term B, due 12/31/2007               10,015,630
                                                                                                             --------------
                                                                                                                155,794,067

                                                 Total Senior Secured Floating Rate Loan Interests
                                                 (Cost--$1,730,534,037)--89.4%                                1,589,613,004


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENT (concluded)                                                                          (in US dollars)
                                        Shares             Common Stocks, Preferred Stocks,
Industries                               Held                   Warrants & Agreements                              Value
Automotive Equipment--0.0%              14,471   Allied Signal Litigation Trust                              $            0
                                        14,471   Breed Creditors Litigation Trust                                         0
                                                                                                             --------------
                                                                                                                          0

Cable Television Services--0.0%            707   Classic Cable, Inc. (Warrants)(a)                                        0

Drilling--0.0%                          12,250   Rigco North America (Warrants)(a)                                        0

Manufacturing--0.0%                     11,218   Environmental Systems Products (Common)+++                               0
                                         1,858   Environmental Systems Products (Preferred)                               0
                                                                                                             --------------
                                                                                                                          0

Medical Equipment--0.0%                 14,398   Mediq Inc. (Preferred Stock)                                             0

Other Telecommunications--0.0%           1,060   Pacific Coin (Common)                                                    0

                                                 Total Investments in Common Stocks, Preferred Stocks,
                                                 Warrants & Agreements (Cost--$0)--0.0%                                   0


                                         Face
                                        Amount                  Short-Term Securities
Commercial                         $15,000,000   Caterpillar Inc., 3.54% due 9/24/2001                           14,970,500
Paper**--5.9%                       75,520,000   General Motors Acceptance Corp., 3.69% due 9/04/2001            75,520,000
                                    14,071,000   Paccar Financial Corp., 3.50% due 9/17/2001                     14,053,216
                                                                                                             --------------
                                                                                                                104,543,716

US Government Agency                             Fannie Mae:
Obligations**--3.9%                 19,504,000      3.48% due 9/13/2001                                          19,487,032
                                    50,000,000      3.51% due 9/14/2001                                          49,951,250
                                                                                                             --------------
                                                                                                                 69,438,282

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$173,981,997)--9.8%                                     173,981,998

Total Investments (Cost--$1,904,516,034)--99.2%                                                               1,763,595,002
Other Assets Less Liabilities--0.8%                                                                              14,699,993
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,778,294,995
                                                                                                             ==============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Not Rated.
+++Non-income producing security.
*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2001
Assets:         Investments, at value (identified cost--$1,904,516,034)                                    $  1,763,595,002
                Cash                                                                                                 46,026
                Receivables:
                   Interest                                                            $     17,982,567
                   Capital shares sold                                                          881,035
                   Principal paydowns                                                            41,224
                   Commitment fees                                                                7,882          18,912,708
                                                                                       ----------------
                Prepaid registration fees and other assets                                                          349,046
                                                                                                           ----------------
                Total assets                                                                                  1,782,902,782
                                                                                                           ----------------

Liabilities:    Payables:
                   Dividends to shareholders                                                  2,260,602
                   Investment adviser                                                         1,335,573
                   Administrator                                                                351,466           3,947,641
                                                                                       ----------------
                Deferred income                                                                                       1,759
                Accrued expenses and other liabilities                                                              658,387
                                                                                                           ----------------
                Total liabilities                                                                                 4,607,787
                                                                                                           ----------------

Net Assets:     Net assets                                                                                 $  1,778,294,995
                                                                                                           ================

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:     authorized                                                                                 $     20,150,804
                Paid-in capital in excess of par                                                              2,083,729,080
                Accumulated investment loss--net                                                                  (871,804)
                Accumulated realized capital losses on investments--net                                       (183,794,662)
                Unrealized depreciation on investments--net                                                   (140,918,423)
                                                                                                           ----------------
                Net Assets--Equivalent to $8.82 per share based on 201,508,039
                shares of Common Stock outstanding                                                         $  1,778,294,995
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                                         For the Year Ended
                                                                                                            August 31, 2001
Investment      Interest and discount earned                                                               $    207,078,053
Income:         Facility and other fees                                                                           2,052,799
                                                                                                           ----------------
                Total income                                                                                    209,130,852
                                                                                                           ----------------

Expenses:       Investment advisory fees                                               $     20,384,250
                Administrative fees                                                           5,364,276
                Transfer agent fees                                                           1,312,477
                Accounting services                                                             614,944
                Tender offer costs                                                              460,379
                Professional fees                                                               299,843
                Custodian fees                                                                  233,472
                Registration fees                                                               171,293
                Printing and shareholder reports                                                116,899
                Assignment fees                                                                  47,748
                Directors' fees and expenses                                                     38,651
                Other                                                                            72,622
                                                                                       ----------------
                Total expenses                                                                                   29,116,854
                                                                                                           ----------------
                Investment income--net                                                                          180,013,998
                                                                                                           ----------------

Realized &      Realized loss on investments--net                                                              (79,147,916)
Unrealized      Change in unrealized depreciation on investments--net                                          (70,014,827)
Loss on                                                                                                    ----------------
Investments--   Net Increase in Net Assets Resulting from Operations                                       $     30,851,255
Net:                                                                                                       ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                    August 31,
Increase (Decrease) in Net Assets:                                                           2001                 2000
Operations:     Investment income--net                                                 $    180,013,998    $    228,751,046
                Realized loss on investments--net                                          (79,147,916)        (72,950,213)
                Change in unrealized appreciation/depreciation on
                investments--net                                                           (70,014,827)         (9,089,484)
                                                                                       ----------------    ----------------
                Net increase in net assets resulting from operations                         30,851,255         146,711,349
                                                                                       ----------------    ----------------

Dividends to    Investment income--net                                                    (180,885,802)       (228,751,698)
Shareholders:                                                                          ----------------    ----------------
                Net decrease in net assets resulting from dividends to shareholders       (180,885,802)       (228,751,698)
                                                                                       ----------------    ----------------

Capital Share   Net decrease in net assets resulting from capital
Transactions:   shares transactions                                                       (564,261,414)       (571,235,099)
                                                                                       ----------------    ----------------

Net Assets:     Total decrease in net assets                                              (714,295,961)       (653,275,448)
                Beginning of year                                                         2,492,590,956       3,145,866,404
                                                                                       ----------------    ----------------
                End of year*                                                           $  1,778,294,995    $  2,492,590,956
                                                                                       ================    ================

                *Accumulated investment loss--net                                      $      (871,804)    $             --
                                                                                       ================    ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

FINANCIAL INFORMATION (continued)
Statement of Cash Flows

                                                                                                         For the Year Ended
                                                                                                            August 31, 2001
Cash Provided   Net increase in net assets resulting from operations                                       $     30,851,255
by Operating    Adjustments to reconcile net increase in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                        6,052,560
                   Decrease in other assets                                                                         180,176
                   Decrease in other liabilities                                                                (3,037,577)
                   Realized and unrealized loss on investments--net                                             149,162,743
                   Amortization of discount                                                                    (13,243,301)
                                                                                                           ----------------
                Net cash provided by operating activities                                                       169,965,856
                                                                                                           ----------------

Cash Provided   Proceeds from principal payments and sales of loan interests                                  1,658,387,696
by Investing    Purchases of loan interests                                                                 (1,006,032,298)
Activities:     Purchases of short-term investments                                                        (19,965,677,379)
                Proceeds from sales and maturities of short-term investments                                 19,887,042,385
                                                                                                           ----------------
                Net cash provided by investing activities                                                       573,720,404
                                                                                                           ----------------

Cash Used for   Cash receipts on capital shares sold                                                            115,675,118
Financing       Cash payments on capital shares tendered                                                      (759,334,982)
Activities:     Dividends paid to shareholders                                                                (104,502,984)
                                                                                                           ----------------
                Net cash used for financing activities                                                        (748,162,848)
                                                                                                           ----------------

Cash:           Net decrease in cash                                                                            (4,476,588)
                Cash at beginning of year                                                                         4,522,614
                                                                                                           ----------------
                Cash at end of year                                                                         $        46,026
Net:                                                                                                       ================

Non-Cash        Capital shares issued in reinvestment of dividends paid to shareholders                    $     80,261,144
Financing                                                                                                  ================
Activities:

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001

FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements
                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2001         2000        1999         1998          1997
Per Share      Net asset value, beginning of year              $   9.45     $   9.73     $   9.97     $  10.02     $   9.99
Operating                                                      --------     --------     --------     --------     --------
Performance:   Investment income--net                               .79          .77          .65          .68          .68
               Realized and unrealized gain
               (loss) on investments--net                         (.62)        (.28)        (.24)        (.05)          .03
                                                               --------     --------     --------     --------     --------
               Total from investment operations                     .17          .49          .41          .63          .71
                                                               --------     --------     --------     --------     --------
               Less dividends from investment income--net         (.80)        (.77)        (.65)        (.68)        (.68)
                                                               --------     --------     --------     --------     --------
               Net asset value, end of year                    $   8.82     $   9.45     $   9.73     $   9.97     $  10.02
                                                               ========     ========     ========     ========     ========

Total          Based on net asset value per share                 1.52%        5.44%        4.23%        6.47%        7.23%
Investment                                                     ========     ========     ========     ========     ========
Return:*

Ratios to      Expenses, excluding interest expense               1.36%        1.31%        1.33%        1.35%        1.32%
Average                                                        ========     ========     ========     ========     ========
Net Assets:    Expenses                                           1.36%        1.31%        1.33%        1.40%        1.33%
                                                               ========     ========     ========     ========     ========
               Investment income--net                             8.39%        8.17%        6.59%        6.79%        6.72%
                                                               ========     ========     ========     ========     ========

Leverage:      Average amount of borrowings outstanding
               during the year (in thousands)                        --           --           --     $ 24,299    $   4,409
                                                               ========     ========     ========     ========     ========
               Average amount of borrowings outstanding
               per share during the year                             --           --           --     $    .08     $    .02
                                                               ========     ========     ========     ========     ========

Supplemental   Net assets, end of year (in millions)           $  1,778     $  2,493     $  3,146     $  3,365     $  2,992
Data:                                                          ========     ========     ========     ========     ========
               Portfolio turnover                                50.82%       59.59%       60.06%       69.59%       74.00%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund,the shares of which are offered at net asset value. Therefore, no separate market exists.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


Notes to Financial Statements

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 2001 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $87,725 decrease to the cost of securities and a corresponding $87,725 increase to net unrealized depreciation, based on debt securities held as of August 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative Services Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 2001, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $2,762,902 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended August 31, 2001, the Fund reimbursed MLIM an aggregate of $226,815 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2001 were $1,005,997,576 and $1,658,428,920, respectively.

Net realized gains (losses) for the year ended August 31, 2001 and net unrealized gains (losses) as of August 31, 2001 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains
                                       (Losses)          (Losses)

Loan interests                     $ (79,168,937)    $ (140,921,032)
Short-term investments                    21,021                 --
Unfunded loan interests                       --              2,609
                                   -------------     --------------
Total                              $ (79,147,916)    $ (140,918,423)
                                   =============     ==============


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


As of August 31, 2001, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $140,921,032, of which $6,328,863 is related to appreciated securities and $147,249,895 is related to depreciated securities. The aggregate cost of investments at August 31, 2001 for Federal income tax purposes was $1,904,516,034.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the
Year Ended                                                Dollar
August 31, 2001                         Shares            Amount

Shares sold                           12,560,664      $ 114,812,424
Shares issued to shareholders
in reinvestment of dividends           8,810,317         80,261,144
                                    ------------      -------------
Total issued                          21,370,981        195,073,568
Shares tendered                      (83,683,641)      (759,334,982)
                                    ------------      -------------
Net decrease                         (62,312,660)     $(564,261,414)
                                    ============      =============


For the
Year Ended                                                Dollar
August 31, 2000                         Shares            Amount

Shares sold                           21,461,971      $ 205,919,152
Shares issued to shareholders
in reinvestment of dividends          10,690,439        102,473,392
                                    ------------      -------------
Total issued                          32,152,410        308,392,544
Shares tendered                      (91,586,847)      (879,627,643)
                                    ------------      -------------
Net decrease                         (59,434,437)     $(571,235,099)
                                    ============      =============


5. Unfunded Loan Interests:
As of August 31, 2001, the Fund had unfunded loan commitments of $12,180,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                       Unfunded
                                      Commitment
Borrower                            (in thousands)

Arena Brands, Inc.                    $   930
Suiza Foods                            11,250



6. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended August 31, 2001.


7. Capital Loss Carryforward:
At August 31, 2001, the Fund had a net capital loss carryforward of approximately $105,621,000, of which $1,471,000 expires in 2004; $3,279,000 expires in 2005, $4,468,000 expires in 2006; $3,366,000 expires in 2007, $28,290,000 expires in 2008 and $64,747,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on September 18, 2001 that concludes on October 19, 2001.


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Senior
Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2001, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 2001, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 22, 2001


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


PORTFOLIO PROFILE (unaudited)

As of August 31, 2001


                                           Percent of
Ten Largest Holdings                      Total Assets

Wyndam International, Inc.++                   5.8%
Nextel Communications, Inc.++                  4.6
Charter Communications Holdings++              4.1
Allied Waste North America Inc.++              3.4
Stone Container Corp.++                        2.7
Century Cable LLC                              2.5
Huntsman ICI Chemicals LLC++                   1.8
Semiconductor Components++                     1.8
Lyondell Petrochemical Co.++                   1.7
Ispat Inland LP++                              1.7

++Includes combined holdings.



                                           Percent of
Five Largest Industries                   Total Assets

Cable Television Services                     11.6%
Wireless Telecommunications                    8.8
Hotels & Motels                                6.0
Chemicals                                      5.7
Electronics / Electrical Components            4.6



                                           Percent of
Quality Rating                             Long-Term
S&P/Moody's                               Investments

BBB/Baa                                        0.6%
BB/Ba                                         51.1
B/B                                           23.1
CCC/Caa                                        2.5
CC/Ca                                          0.1
D/D                                            0.7
NR (Not Rated)                                21.9


Merrill Lynch Senior Floating Rate Fund, Inc., August 31, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863